UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 1, 2006 (April 28, 2006)
                                                  -----------------------------

                               AZTAR CORPORATION
                               -----------------
             (Exact name of registrant as specified in its charter)

         Delaware                          1-5440                86-0636534
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(State or other jurisdiction of         (Commission           (IRS Employer
      incorporation)                     File Number)       Identification No.)

             2390 Camelback Road, Suite 400
                   Phoenix, Arizona                                85016
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (602) 381-4100
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement

         On April 28, 2006, Aztar Corporation, a Delaware corporation (the "Company"), entered into an amended and restated merger agreement, dated as of April 28, 2006 (the "Restated Agreement"), with Pinnacle Entertainment, Inc., a Delaware corporation, and its wholly-owned subsidiary, PNK Development 1, Inc., a Delaware corporation. Under the terms of the Restated Agreement, which has been approved by each company's Board of Directors, each share of Aztar common stock will be exchanged for $45.00 in cash and a fraction of a share of Pinnacle common stock equal to $3.00 divided by the trading price of a share of Pinnacle common stock over a specified trading period, but no more than 0.12976 shares and no fewer than 0.08651 shares (the "Common Stock Merger Consideration"), and each share of Aztar preferred stock will be exchanged for $475.94 in cash plus $31.73 of Pinnacle common stock, subject to a collar provision (the "Preferred Stock Merger Consideration," and together with the Common Stock Merger Consideration, the "Merger Consideration"). The Restated Agreement amends the agreement and plan of merger, dated as of March 13, 2006, as amended (the "Merger Agreement"), by and among the parties. The Restated Agreement amends the terms of the Merger Agreement and includes additional provisions to reflect the addition of an equity component to the Merger Consideration. The termination fee of $49.575 million and the termination expenses of up to $16 million are unchanged by the Restated Agreement.

         The foregoing description of the Restated Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Agreement, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

         (c)   Exhibits

         2.1 Amended and Restated Merger Agreement, dated as of April 28, 2006, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AZTAR CORPORATION


                                      By: /s/ Nelson W. Armstrong, Jr.
                                          ------------------------------
                                          Name:  Nelson W. Armstrong, Jr.
                                          Title: Vice President,
                                                 Administration and Secretary


Date: May 1, 2006

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                                 EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------

    2.1 Amended and Restated Merger Agreement, dated as of April 28, 2006, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.